HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042 HV-3572 - PremierSolutions State of Connecticut

Supplement dated February 25, 2011 to your Prospectus

FUND REORGANIZATION

INVESCO FINANCIAL SERVICES FUND – INVESTOR CLASS

At a special meeting of the shareholders to be held on April 14, 2011, shareholders will vote on the proposed reorganization (the “Reorganization”) of the Invesco Financial Services Fund (“Merging Fund”) into the Invesco Diversified Dividend Fund (“Acquiring Fund”).  If the proposed Reorganization is approved, all net assets of the Merging Fund will be transferred into the Acquiring Fund.  Shareholders of the Merging Fund will receive shares of the Acquiring Fund.  If approved by the shareholders, the Reorganization is scheduled to take place in the second quarter of 2011 (“Merger Date”).

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the close of trading of the New York Stock Exchange on the Merger Date, any transaction that includes an allocation to the Merging Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account.  Effective as of the close of trading on the New York Stock Exchange on the Merger Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

In the event that the proposed Reorganization is approved, effective as of the close of trading on the New York Stock Exchange on the Merger Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.